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                                                               EXHIBIT 10.7(C)


                    AMENDMENT TO CHANGE OF CONTROL AGREEMENT


         This Amendment is entered into as of May 2, 2001 by and between Resource Bancshares Mortgage Group, Inc., a Delaware corporation ("RBMG"), and William M. Ross and amends that certain Change of Control Agreement dated as of November 8, 2000, as it may have been previously amended (the "Change of Control Agreement").

         1. Section 9 (g) of the Change of Control Agreement is hereby amended by changing the date set forth therein to December 31, 2002.

         2. As amended hereby, the Change of Control Agreement shall be unchanged and shall remain in full force and effect.

         In witness whereof, the parties have executed this Amendment to Change of Control Agreement as of the date first above written.



                                             RESOURCE BANCSHARES MORTGAGE
                                             GROUP, INC.



                                             By  /s/ Douglas K. Freeman
                                               --------------------------------
                                               Douglas K. Freeman
                                               Chief Executive Officer


                                                    /s/ William M. Ross
                                             ----------------------------------
                                                        William M. Ross